              The Universal Institutional Funds, Inc. Global Real
                                Estate Portfolio
                          Item 77(O) 10F-3 Transactions
                         January 1, 2008 - June 30, 2008

                                                                         Amount of        % of
                                           Offering        Total          Shares        Offering    % of Funds
   Security       Purchase/   Size of      Price of      Amount of       Purchased     Purchased       Total                    Purchased
   Purchased     Trade Date    Offering     Shares        Offering        By Fund       By Fund       Assets        Brokers       From
---------------- ------------ ----------- ------------ --------------- -------------- ------------- ------------ -------------- ---------

Senior            06/03/08        -         $21.090     $358,530,000      22,383         0.13%         0.42%     UBS            UBS
Housing                                                                                                          Investment     Warburg
Property                                                                                                         Bank,
Trust                                                                                                            Merrill
                                                                                                                 Lynch & Co.,
                                                                                                                 Morgan
                                                                                                                 Stanley, RBC
                                                                                                                 Capital
                                                                                                                 Markets,
                                                                                                                 Citi, Robert
                                                                                                                 W. Baird &
                                                                                                                 Co., Janney
                                                                                                                 Montgomery
                                                                                                                 Scott LLC,
                                                                                                                 Keefe,
                                                                                                                 Bruyette &
                                                                                                                 Woods,
                                                                                                                 Morgan
                                                                                                                 Keegan &
                                                                                                                 Company,
                                                                                                                 Inc.,
                                                                                                                 Oppenheimer
                                                                                                                 & Co.,
                                                                                                                 Stifel
                                                                                                                 Nicolaus